                                                                    Exhibit 20.3

                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                     NATIONAL CITY CREDIT CARD MASTER TRUST

                                  SERIES 2002-1

Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1995 as amended and restated as of July 1, 2000 (the "Pooling and Servicing Agreement"), among National City Bank, as Seller and Servicer (in its capacity as Servicer, "National City") and The Bank of New York, as trustee (the "Trustee"), as supplemented by the Series 2002-1 Supplement, dated as of January 31, 2002, National City as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the National City Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of October 15, 2003 and with respect to the performance of the Trust during the month of September, 2003 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 2002-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Series 2002-1 supplement.

A.  Information Regarding the Current Monthly Distribution (Stated on the
    Basis of $1,000 Original Certificate Principal Amount)

    1   The amount of the current monthly distribution in respect of Class A
        Monthly Principal                                                                     $              0.00
                                                                                              ===================
    2   The amount of the current monthly distribution in respect of Class B
        Monthly Principal                                                                     $              0.00
                                                                                              ===================

    3   The amount of the current monthly distribution in respect of
        Collateral Monthly Principal                                                          $              0.00
                                                                                              ===================

    4   The amount of the current monthly distribution in respect of Class A
        Monthly Interest                                                                      $              1.05
                                                                                              ===================

    5   The amount of the current monthly distribution in respect of Class A
        Additional Interest                                                                   $              0.00
                                                                                              ===================

    6   The amount of the current monthly distribution in respect of Class B
        Monthly Interest                                                                      $              1.35
                                                                                              ===================
    7   The amount of the current monthly distribution in respect of Class B
        Additional Interest                                                                   $              0.00
                                                                                              ===================
    8   The amount of the current monthly distribution in respect of
        Collateral Minimum Monthly Interest                                                   $              1.77
                                                                                              ===================

    9   The amount of the current monthly distribution in respect of any
        accrued and unpaid Collateral Minimum Monthly Interest                                $              0.00
                                                                                              ===================

B.  Information Regarding the Performance of the Trust

    1 Collection of Principal Receivables

      (a) Available Principal Collections                                                     $     75,419,413.46
                                                                                              ===================

      (b) Class A Investor Default Amount treated as Available Principal
          Collection                                                                          $      1,730,622.55
                                                                                              ===================

      (c) Class B Investor Default Amount treated as Available Principal
          Collection                                                                          $        118,671.26
                                                                                              ===================

      (d) Excess Spread treated as Available Principal Collection                             $        128,560.53
                                                                                              ===================
    2 Principal Receivables in the Trust

      (a) The aggregate amount of Principal Receivables in the Trust as of the
          end of the day on the last day of the related Monthly Period                        $  1,601,598,282.43
                                                                                              ===================

      (b) The amount of Principal Receivables in the Trust represented by the
          Invested Amount of Series 2002-1 as of the end of the day on the last
          day of the related Monthly Period                                                   $    419,360,520.50
                                                                                              ===================

      (c) The amount of Principal Receivables in the Trust represented by the
          Adjusted Invested Amount of Series 2002-1 as of the end of the day on
          the last day of the related Monthly Period                                          $    419,360,520.50
                                                                                              ===================

      (d) The amount of Principal Receivables in the Trust represented by the
          Class A Invested Amount as of the end of the day on the last day of
          the related Monthly Period                                                          $    366,940,455.44
                                                                                              ===================
      (e) The amount of Principal Receivables in the Trust represented by the
          Class A Adjusted Invested Amount as of the end of the day on the last
          day of the related Monthly Period                                                   $    366,940,455.44
                                                                                              ===================

      (f) The amount of Principal Receivables in the Trust represented by the
          Class B Invested Amount as of the end of the day on the last day of
          the related Monthly Period                                                          $     25,161,631.23
                                                                                              ===================

      (g) The amount of Principal Receivables in the Trust represented by the
          Class B Adjusted Invested Amount as of the end of the day on the last
          day of the related Monthly Period                                                   $     25,161,631.23
                                                                                              ===================

      (h) The amount of Principal Receivables in the Trust represented by the
          Collateral Invested Amount as of the end of the day on the last day of
          the related Monthly Period                                                          $     27,258,433.83
                                                                                              ===================

      (i) The amount of Principal Receivables in the Trust represented by the
          Collateral Adjusted Invested Amount as of the end of the day on the
          last day of the related Monthly Period                                              $     27,258,433.83
                                                                                              ===================

      (j) The Floating Allocation Percentage with respect to the related Monthly
          Period                                                                                            26.18%
                                                                                              ===================

      (k) The Class A Floating Percentage with respect to the related Monthly
          Period                                                                                            87.50%
                                                                                              ===================

      (l) The Class B Floating Percentage with respect to the related Monthly
          Period                                                                                             6.00%
                                                                                              ===================

      (m) The Collateral Floating Percentage with respect to the related Monthly
          Period                                                                                             6.50%
                                                                                              ===================

      (n) The Principal Allocation Percentage with respect to the related
          Monthly Period                                                                                    26.18%
                                                                                              ===================
      (o) The Class A Principal Percentage with respect to the related Monthly
          Period                                                                                            87.50%
                                                                                              ===================

      (p) The Class B Principal Percentage with respect to the related Monthly
          Period                                                                                             6.00%
                                                                                              ===================

      (q) The Collateral Principal Percentage with respect to the related
          Monthly Period                                                                                     6.50%
                                                                                              ===================

    3 Delinquent Balances

      The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related
      Monthly Period:

                         Aggregate                      Percentage
                          Account                        of Total
                          Balance                       Receivables
                         ---------                      -----------
(a)   30 -- 59 days:  $ 22,214,072.45                      1.39%
(b)   60 -- 89 days:  $ 15,295,337.23                      0.96%
(c)   90+ days:       $ 17,462,371.19                      1.09%
                      ---------------                      ----
      Total:          $ 54,971,780.87                      3.43%
                      ===============                      ====

    4 Investor Default Amount
      (a) The Investor Default Amount for the related Monthly Period                          $      1,977,854.35
                                                                                              ===================

      (b) The Class A Investor Default Amount for the related Monthly Period                  $      1,730,622.55
                                                                                              ===================

      (c) The Class B Investor Default Amount for the related Monthly Period                  $        118,671.26
                                                                                              ===================

      (d) The Collateral Default Amount for the related Monthly Period                        $        128,560.53
                                                                                              ===================
    5 Investor Charge-Offs

      (a) The aggregate amount of Class A Investor Charge-Offs for the related
          Monthly Period                                                                      $              0.00
                                                                                              ===================

      (b) The aggregate amount of Class A Investor Charge-Offs set forth in 5(a)
          above per $1,000 of original certificate principal amount                           $              0.00
                                                                                              ===================

      (c) The aggregate amount of Class B Investor Charge-Offs for the related
          Monthly Period                                                                      $              0.00
                                                                                              ===================

      (d) The aggregate amount of Class B Investor Charge-Offs set forth in 5(c)
          above per $1,000 of original certificate principal amount                           $              0.00
                                                                                              ===================

      (e) The aggregate amount of Collateral Charge-Offs for the related Monthly
          Period                                                                              $              0.00
                                                                                              ===================

      (f) The aggregate amount of Collateral Charge-Offs set forth in 5(e) above
          per $1,000 of original certificate principal amount                                 $              0.00
                                                                                              ===================

      (g) The aggregate amount of Class A Investor Charge-Offs reimbursed on the
          Transfer Date immediately preceding this Distribution Date                          $              0.00
                                                                                              ===================
      (h) The aggregate amount of Class A Investor Charge-Offs set forth in 5(g)
          above per $1,000 original certificate principal amount reimbursed on
          the Transfer Date immediately preceding this Distribution Date                      $              0.00
                                                                                              ===================

      (i) The aggregate amount of Class B Investor Charge-Offs reimbursed on the
          Transfer Date immediately preceding this Distribution Date                          $              0.00
                                                                                              ===================

      (j) The aggregate amount of Class B Investor Charge-Offs set forth in 5(i)
          above per $1,000 original certificate principal amount reimbursed on
          the Transfer Date immediately preceding this Distribution Date                      $              0.00
                                                                                              ===================

      (k) The aggregate amount of Collateral Charge-Offs reimbursed on the
          Transfer Date immediately preceding this Distribution Date                          $              0.00
                                                                                              ===================

      (l) The aggregate amount of Collateral Charge-Offs set forth in 5(k) above per $1,000 original certificate principal amount reimbursed on the
          Transfer Date immediately preceding Distribution Date                               $              0.00
                                                                                              ===================

    6 Investor Servicing Fee

      (a) The amount of the Class A Servicing Fee payable by the Trust to the
          Servicer for the related Monthly Period                                             $        309,895.84
                                                                                              ===================
      (b) The amount of the Class B Servicing Fee payable by the Trust to the
          Servicer for the related Monthly Period                                             $         21,250.00
                                                                                              ===================

      (c) The amount of the Collateral Servicing Fee payable by the Trust to the
          Servicer for the related Monthly Period                                             $         23,020.83
                                                                                              ===================

      (d) The amount of Servicer Interchange payable by the Trust to the
          Servicer for the related Monthly Period                                             $        354,166.67
                                                                                              ===================

    7 Reallocations

      (a) The amount of Reallocated Collateral Principal Collections with
          respect to this Distribution Date                                                   $              0.00
                                                                                              ===================

      (b) The amount of Reallocated Class B Principal Collections

          with respect to this Distribution Date                                              $              0.00
                                                                                              ===================

      (c) The Collateral Invested Amount as of the close of business on this
          Distribution Date                                                                   $     27,625,000.00
                                                                                              ===================

      (d) The Collateral Adjusted Invested Amount as of the close of business on
          this Distribution Date                                                              $     27,625,000.00
                                                                                              ===================

      (e) The Class B Invested Amount as of the close of business on this
          Distribution Date                                                                   $     25,500,000.00
                                                                                              ===================

      (f) The Class B Adjusted Invested Amount as of the close of business on
          this Distribution Date                                                              $     25,500,000.00
                                                                                              ===================

      (g) The Class A Invested Amount as of the close of business on this
          Distribution Date                                                                   $    371,875,000.00
                                                                                              ===================

      (h) The Class A Adjusted Invested Amount as of the close of business on
          this Distribution Date                                                              $    371,875,000.00
                                                                                              ===================

    8 Collection of Finance Charge Receivables

      (a) The aggregate amount of Collections of Finance Charge Receivables and
          Annual Membership Fees processed during the related Monthly Period
          which were allocated in respect of the Class A Certificates                         $      4,130,229.50
                                                                                              ===================

      (b) The aggregate amount of Collections of Finance Charge Receivables and
          Annual Membership Fees processed during the related Monthly Period
          which were allocated in respect of the Class B Certificates                         $        283,215.74
                                                                                              ===================

      (c) The aggregate amount of Collections of Finance Charge Receivables and
          Annual Membership Fees processed during the related Monthly Period
          which were allocated in respect of the Collateral Interest                          $        306,817.05
                                                                                              ===================

    9 Principal Funding Account

      (a) The principal amount on deposit in the Principal Funding Account
          on the related Transfer Date                                                        $              0.00
                                                                                              ===================

      (b) The Accumulation Shortfall with respect to the related Monthly Period               $              0.00
                                                                                              ===================

      (c) The Principal Funding Investment Proceeds deposited in the Finance
          Charge Account on the related Transfer Date to be treated as Class A
          Available Funds                                                                     $              0.00
                                                                                              ===================

      (d) The Principal Funding Investment Proceeds deposited in the Finance
          Charge Account on the related Transfer date to be treated as Class B
          Available Funds                                                                     $              0.00
                                                                                              ===================

    10 Reserve Account

      (a) The Reserve Draw Amount on the related Transfer Date                                $              0.00
                                                                                              ===================

      (b) The amount of the Reserve Draw Amount deposited in the Collection
          Account on the related Transfer Date to be treated as Class A
          Available Funds                                                                     $              0.00
                                                                                              ===================

      (c) The amount of the Reserve Draw Account deposited in the Collection
          Account on the related Transfer Date to be treated as Class B
          Available Funds                                                                     $              0.00
                                                                                              ===================

      (d) The amount of any Reserve Account Surplus                                           $              0.00
                                                                                              ===================

    11 Available Funds

      (a) The amount of Class A Available Funds on deposit in the Collection
          Account on the related Transfer Date                                                $        390,468.75
                                                                                              ===================

      (b) The amount of Class B Available Funds on deposit in the Collection
          Account on the related Transfer Date                                                $         34,425.00
                                                                                              ===================

      (c) The amount of Collateral Available Funds on deposit in the Collection

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
          Account on the related Transfer Date                                                $         48,804.17
                                                                                              ===================

      (d) Available Principal Collections on deposit in the Collection Account
          on the related Transfer Date                                                        $              0.00
                                                                                              ===================

    12 Excess Spread and Excess Finance Charge Collections

      (a) Excess Finance Charge Collection                                                    $              0.00
                                                                                              ===================

      (b) Class A Available Funds
                  minus Class A Monthly Interest
                  minus Class A Servicing Fee
                  minus Class A Defaulted Amount                                              $      1,699,242.36
                                                                                              ===================
          Class B Available Funds
                  minus Class B Monthly Interest
                  minus Class B Servicing Fee
                  minus Class B Defaulted Amount                                              $        108,869.48
                                                                                              ===================

          Collateral Available Funds                                                          $        306,817.05
                                                                                              ===================

      (c) Excess Spread applied to the Class A Required Amount for the Monthly
          Period                                                                              $              0.00
                                                                                              ===================

      (d) Excess Spread applied to the Class A Investor Charge-Offs for the
          related Monthly Period                                                              $              0.00
                                                                                              ===================

      (e) Excess Spread applied to the Class B Required Amount for the related
          Monthly Period                                                                      $              0.00
                                                                                              ===================

      (f) Excess Spread applied to the Class B Default Amount for the related
          Monthly Period                                                                      $              0.00
                                                                                              ===================

      (g) Excess Spread applied to the Class B Invested Amount for the related
          Monthly Period                                                                      $              0.00
                                                                                              ===================

      (h) Excess Spread applied to the Collateral Minimum Monthly Interest for the related Monthly Period and for any past due Collateral Minimum
          Monthly Interest                                                                    $         48,804.17
                                                                                              ===================

      (i) Excess Spread applied to the Collateral Servicing Fee due to the
          Servicer for the related Monthly Period or for any past due Collateral
          Servicing Fees                                                                      $         23,020.83
                                                                                              ===================

      (j) Excess Spread applied to the Collateral Default Amount as Available
          Principal Collections for the related Monthly Period                                $        128,560.53
                                                                                              ===================

      (k) Excess Spread applied to the Collateral Invested Amount for the
          related Monthly Period                                                              $              0.00
                                                                                              ===================

      (l) Excess Spread applied to the Reserve Account for the related Monthly
          Period                                                                              $              0.00
                                                                                              ===================

    13 Finance Charge Shortfall

      (a) Finance Charge Shortfall for Series 2002-1                                          $              0.00
                                                                                              ===================

      (b) Total Finance Charge Shortfall for all series in Group One                          $              0.00
                                                                                              ===================

    14 Base Rate

      (a) The Base Rate for the related Monthly Period                                                       2.34%
                                                                                              ===================

    15 Portfolio Yield

      (a) The Portfolio Yield for the related Monthly Period                                                 7.85%
                                                                                              ===================

      (b) The Portfolio Adjusted Yield for the related Monthly Period                                         N/A
                                                                                              ===================

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 10th day of October, 2003.

                               NATIONAL CITY BANK,
                                   as Seller and Servicer

                                 By: /s/ Thomas A. Chandler
                                     --------------------------------------
                                  Name: Thomas A. Chandler
                     Title: Senior Vice President - Credit Card Finance